SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2003
                                                --------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                 333-99451                52-1495132
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. Other Events

            Attached as an exhibit is a Collateral Term Sheet and Structural Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) prepared by Goldman, Sachs & Co. in connection with the offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S11.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                 Description
            -----------------           -----------

            (99) Collateral Term Sheet and Structural Term Sheet prepared by Goldman, Sachs & Co. in connection with the offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class
                                        Mortgage Pass-Through Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MORTGAGE FINANCE CORPORATION

September 25, 2003
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                                        By: /s/ Eileen Lindblom
                                            ------------------------------------
                                            Eileen Lindblom
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99)              Collateral Term Sheet and Structural Term             (E)
                  Sheet prepared by Goldman, Sachs & Co. in connection with the offering of certain classes of the Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage
                  Pass-Through Certificates, Series
                  2003-S11.